OTHER INCOME/(EXPENSE) (Details) - CAD CAD in Millions	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
OTHER INCOME/(EXPENSE)
Net foreign currency loss	CAD (884)	CAD (400)	CAD (272)
Allowance for equity funds used during construction	2	3	1
Interest income on affiliate loans	20	20	23
Interest income	4	3	4
Noverco preferred shares dividend income	40	42	40
Gains on dispositions (Note 6)	94	38	18
Other	22	28	51
Other Nonoperating Income (Expense), Total	CAD (702)	CAD (266)	CAD (135)